UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


             Date of Report:  September 25, 2002
   (Date of Earliest Event Reported:  September 25, 2002)

                 EL PASO NATURAL GAS COMPANY
   (Exact name of Registrant as specified in its charter)


     Delaware             1-2700             74-0608280
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (713) 420-2600


Item 5.  Other Events
         ------------

Attached is a communication dated September 25, 2002, regarding El Paso's opinion of the proposed decision issued by the Federal Energy Regulatory Commission's (FERC) Chief Administrative Law Judge Curtis L. Wagner, Jr. on September 23, 2002.


Item 7.  Financial  Statements,  ProForma  Financial
         Information and Exhibits
         ---------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number                Description
                -------                -----------

                  99.1     Communication  dated September  25, 2002.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO NATURAL GAS COMPANY

                              By: /s/ John W. Somerhalder II
                                 ___________________________
                                     John W. Somerhalder II
                                  Chairman of the Board and
                                   Chief Executive Officer


Dated: September 25, 2002



                        EXHIBIT INDEX

      Exhibit
      Number                Description
     -------                -----------

       99.1     Communication  dated September  25, 2002.